Exhibit 10.1
15 September 2006
BETWEEN
(1) South East Water LLC
AND
(2) Macquarie Luxembourg Water S. à. r. l.

FIRST AMENDMENT AGREEMENT RELATING TO
THE TERMS AND CONDITIONS OF CLASS A
PREFERRED EQUITY CERTIFICATES

CONTENTS

1. DEFINITIONS AND INTERPRETATION	3

2. CONFIRMATION AND AMENDMENT	4

3. GOVERNING LAW	4

4. JURISDICTION	4

THIS FIRST AMENDMENT AGREEMENT (the “Amendment Agreement”) is made on 15 September 2006.
BETWEEN:
(1)	South East Water LLC a public limited company, incorporated under the laws of the DELAWARE and having a registered office at 125 W55th Street, 22nd floor, New York, NY 10019 USA, with register number N/A, duly represented by a Director,

(hereinafter the “Lender”)
AND
(2)	Macquarie Luxembourg Water S.à r.l, a Luxembourg limited company (société à responsabilite limitée), incorporated under the laws of Luxembourg and having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg, registered with the Luxembourg register of Commerce and Companies (R.C.S. Luxembourg) under number B100413 and having a share capital of twelve thousand five hundred euros (EUR 25,000), duly represented by a Director,

(hereinafter the “Borrower”)
All the entities here above listed are hereinafter referred as to the “Parties”.
RECITALS:
(A)	The Parties have entered into the terms and conditions of Class A Preferred Equity Certificated on 22 December 2004 (the “A PECs”) whereby the Lender granted Class A Preferred Equity Certificated to the Borrower.

(B)	The Parties now wish to amend and restate the A PECs and in particular to amend the definition of the Company’s Income attached to the class A PECs.
THE PARTIES AGREE AS FOLLOWS:
1.	DEFINITIONS AND INTERPRETATION

In this Amendment Agreement and the Recitals, the following words and expressions shall (unless the context requires otherwise) have the meanings ascribed to them in the A PECs.

Words denoting the singular shall include the plural and vice versa, words denoting one gender shall include the other gender and words denoting persons shall include firms, partnerships, unincorporated organizations and companies and vice versa.

References in this Amendment Agreement to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made there under or under any such re-enactment.

References in this Amendment Agreement to any other agreement shall be construed as a reference to that other agreement as the same may from time to time be, amended, varied, supplemented or novated.

References to a “person” or to “persons” in this Amendment Agreement Includes, without limitation, a reference to any individual, firm, company, corporation or other body corporate, government, state or agency of a state or any joint venture, association or partnership, works council or employee representative body (whether or not having a separate legal personality).

2.	CONFIRMATION AND AMENDMENT

2.1.	The Parties agree to amend, with effect as of 1 April 2006, the A PECs, and, in particular;

2.2	To amend section 1 as reproduced below, such new section replacing the definition of the Company’s Income:

COMPANY’S INCOME

shall mean 100% of all direct or Indirect Income (including but not limited to dividend, capital gains and bank interest received) less 100% of the Costs, by the Company from its Investments in the Accrual Period.

3.	GOVERNING LAW.

This Amendment Agreement shall be governed by and construed in accordance with the laws of Grand Duchy of Luxembourg.

4.	JURISDICTION.

Each party Irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of Luxembourg and the courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

IN WITNESS WHEREOF the Parties have caused this Amendment Agreement to be duly executed and signed on the date first written above in as many original copies as there are Parties to this Amendment Agreement, each Party declaring that it has received one original copy.

/s/ Peter Stokes	/s/ Howard Higgins

Macquarie Luxembourg Water
S.à.r.l.

By: PETER STOKES

Capacity: CHIEF EXECUTIVE OFFICER	By: Howard Higgins

ON BEHALF OF:	Capacity: Manager
MACQUARIE INFRASTRUCTURE COMPANY LLC

AS MANAGING MEMBER OF:

SOUTH EAST WATER LLC

Terms and Conditions of
Class A Preferred Equity
Certificates
Dated December 22, 2004
Macquarie Luxembourg Water Sarl (1)
South East Water LLC (2)

TABLE OF CONTENTS

AUTHORISATION FOR PREFERRED EQUITY CERTIFICATES		1
TERMS AND CONDITIONS		1
1	Definitions	1
2	Return	4
3	Redemption	4
4	Withholding Taxes	5
5	Covenants	6
6	Default	6
7	Registration of the A PECs; Transfer Restrictions; Issuance and Exchange of PEC Certificates; Loss of PEC Certificates	6
8	General Terms and Conditions of A PECs	7
9	Miscellaneous	7

DATE	December 22, 2004
PARTIES

MACQUARIE LUXEMBOURG WATER Sarl., a private limited liability company, incorporated under the laws of Luxembourg, whose registered office is at 5, rue Guillaume, BP 2501, L-1025 Luxembourg (the “Company”); and

SOUTH EAST WATER LLC, whose principal executive office is at 600 Fifth Avenue, 21st Floor, New York, New York 10020 (“SEW LLC”).

AUTHORISATION FOR PREFERRED EQUITY CERTIFICATES

The board of managers of the Company has authorised the issuance of a number of Class A Preferred Equity Certificates (collectively the “A PECs” and individually an “A PEC”) to SEW LLC, having an aggregate par value of the Euro equivalent of £10,825,587.02 (less €4,375) in respect of making equity investments in infrastructure and related assets located in European OECD countries. The PECs shall be denominated in Euro (EUR) upon issuance thereof. Each A PEC shall be issued in registered form.

TERMS AND CONDITIONS

1	Definitions

As used in this Agreement, the following terms shall have the following meaning:

A PEC	shall mean the PECs issued, or to be issued, by the Company under this Agreement;

A PEC Register	shall mean the register and transfer book maintained by the Company for the A PECs;

Accrual Period	shall mean each period from, and including, one Payment Date to, but excluding, the next following Payment Date, except for the initial Accrual Period that will commence on, and include, the Date of Issuance. If the A PECs are redeemed under any provision of Section 3, the Accrual Period, with respect to the A PECs redeemed, shall mean the period from and including the Payment Date immediately preceding the date of redemption of the A PECs to but excluding the date of redemption;

Annual Payment Date	shall mean each twelve-month anniversary after the initial Payment Date;

Applicable Rate	shall mean the rate of return equal to the 12 month EURIBOR rate at the Date of Issuance of the A PECs plus 200 basis points for each Accrual Period;

Available Amount	shall mean the amount available to make payments to the holders of the A PECs;

Business Day	shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Luxembourg and London are required or authorised to remain closed;

Company	Macquarie Luxembourg Water Sarl, a private limited liability company, incorporated under the laws of Luxembourg, whose registered office is at 5, rue Guillaume, BP 2501, L-1025 Luxembourg;

Company’s Income	shall mean 85% of all income (dividend and capital gains) less 85% of the Costs, by the Company from its Investments in the Accrual Period;

Costs	shall mean all costs and expenses incurred by the Company in the Accrual Period that are economically attributable to the Investment. Such Costs will not include the Return paid or accrued during such Accrual Period on the A PECs, nor income taxes imposed by the Grand-Duchy of Luxembourg or any sub-division, municipality or local authority thereof;

Date of Issuance	shall mean the date as of which the A PECs are issued;

Excess	shall mean the amount with which the Nominal Amount exceeds the Available Amount;

Excluded Return	for any given period means the total amount of return excluded from such period by reason of the limitations set forth in Section 2.2;

Initial Accrual Period	shall mean the period from and including the Date of Issuance up to but excluding the Initial Payment Date;

Initial Payment Date	will mean 31 March 2005;

Insolvent	shall mean the situation where the aggregate amount of the Company’s obligations, determined in accordance with generally accepted accounting principles as in effect in Luxembourg, exceeds the fair market value of the Company’s assets. The A PECs and any Class of Preferred Equity Certificates that will be issued after this date will be regarded as obligations of the Company for the purpose of computing the Company’s insolvency;

Intermediary Payment Date	shall mean any date determined at the discretion of the Board of Directors of the Company.

Investment	shall mean the Company’s equity investment in Macquarie Water (UK) Limited as held at the Date of Issuance or to be increased or decreased by the Company thereafter;

Liquidation	shall have meant the event of any voluntary or involuntary liquidation, bankruptcy, dissolution or winding up of the affairs of the Company;

Mandatory Redemption Date	means the Payment Date nearest and prior to the 98th anniversary of the Date of Issuance;

Nominal Amount	shall mean the Par Value of any outstanding A PEC plus any Unpaid Return;

Par Value	shall mean EUR 1.00 (one Euro) with respect to each outstanding A PEC;

Payment Date	shall mean the Initial Payment Date, any Annual Payment Date, any Intermediary Payment Date, and the Redemption Date. A reasonable amount of time will be granted to the Board of Directors of the Company after each Payment Date to determine the amount of Return payable for any Accrual Period;

PEC	shall mean the Preferred Equity Certificate issued or to be issued by the Company under the Terms and Conditions of Preferred Equity Certificates;

PEC Register	shall mean the register and transfer book maintained by the Company for the PECs;

Person	shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organisation or government (or any agency, instrumentality or political subdivision thereof);

Redemption Date	shall mean the date fixed for redemption of the A PECs;

Redemption Price	shall mean a value equal to the sum of (i) the Par Value for each outstanding A PEC that will be redeemed plus (ii) unpaid Return accumulated through the Redemption Date;

Retained Earnings	shall mean the retained earnings of the Company determined on an unconsolidated basis in accordance with the generally accepted accounting principles as in effect in Luxembourg. However the retained earnings will be computed without taking into account the Unpaid Return on the A PECs;

Return	for any Accrual Period shall accrue on the A PECs from the Date of Issuance to but not including the earlier of (i) the date on which the A PECs have been redeemed in whole or otherwise paid in full and (ii) the Payment Date nearest and prior to the Mandatory Redemption Date. Return will accrue for each Accrual Period, subject to the payment limitation of section 2.2, in an amount equal to the (i) Excluded Return for the prior Accrual Period and (ii) the Company’s Income on the Investment during such Accrual Period. Such amount accrued at any time for all Accrual Periods since the Date of Issuance, whether or not declared, is herein called the “Return”. The Return shall be distributed among the holders of A PECs in a proportion equal to that which the number of ordinary shares in the Company held by each holder of A PECs bears to the total number of ordinary shares of the Company in issue at any given time;

Subordinated Securities	shall mean all shares of common stock, whether outstanding on the date hereof or issued in the future; and

Unpaid Return	shall be any amount of Return that has accrued but has not become payable pursuant to the payment limitations of Section 2.1.
2	Return

2.1	Return on the A PECs shall be payable on each Payment Date only if and to the extent

(a) declared by the Board of Directors of the Company,

(b) the Company is not immediately before and after given effect to such payment Insolvent; and

(c) that such payment, will not violate any covenant contained in or result in a default under any agreement or other financial obligation of the Company.
2.2	Each payment of Return on the A PECs shall be made by the Company directly to the holders of record as their name appears on the A PEC Register on the record date for such payment. The record date for such payment shall be the Business Day immediately preceding the applicable Payment Date or, if not paid on a Payment Date, the Business Day immediately preceding the actual payment date.
2.3	Each payment made with respect to the A PECs shall be by wire transfer to any account maintained by such holder with a bank identified by such holder in a written notice given to the Company not later than three Business Days prior to the relevant Payment Date.

3	Redemption

3.1	Mandatory Redemption

On the Mandatory Redemption Date, the Company shall redeem the outstanding A PECs at the Redemption Price provided that:

(a) the Par Value of the A PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b) the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.

The Redemption Price shall be paid to the holders of record on the Mandatory Redemption Date.
3.2	Redemption upon Liquidation of the Company

In the event of a Liquidation the holders of the A PECs shall be entitled to be paid the Redemption Price, in any event before any payment shall be made or any assets distributed to the holders of any Subordinated Securities, provided that:

(a) the Par Value of the A PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b) the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.

The Redemption Price shall be paid to the holders of record ultimately on the date on which the liquidation of the Company shall be completed.

The Board of Managers of the Company shall not cause the shareholders of the Company to adopt a resolution to commence a voluntary Liquidation without the consent of the holders of the A PECs unless the Nominal Amount of the outstanding A PECs can be paid.

For purposes of this Section 3.2 neither the voluntary sale, conveyance, exchange or transfer (for cash, shares, stock, securities or other consideration) of all or substantially all the property or assets of the Company nor the consolidation or merger of the Company with one or more corporations shall be deemed to be a Liquidation unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a dissolution or winding up of the business of the Company.

3.3	Optional Redemption by the holders of A PECs

As of the date of an Event of Default (as defined in Section 6), the holders of the A PECs shall be entitled, by notice in writing to the Company, to have the A PECs held by it redeemed at the Redemption Price, before any payment shall be made or any assets distributed to the holders of any Subordinated Securities, provided that:

(a) the Par Value of the A PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b) the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.
The Redemption Price shall be paid to the holder of record ultimately on the 15th day after the aforementioned notice has been received by the Company.

3.4	Redemption at the option of the Company

The Company may at any time on giving not less than 10 Business Days notice to the holder thereof, redeem the A PECs in whole or in part (but if in part only in whole multiples of £10,000) at par together with any accrued but unpaid Return thereon down to the date of redemption PROVIDED THAT simultaneously with such redemption the Company redeems an equal proportion of each of the other preferred equity certificates issued by it (including for the avoidance of doubt, any other preferred equity certificates issued to GIFSA).

3.5	General

Redemption of the A PECs will be subject to the condition that:

(a) from and after the Redemption Date, the A PECs shall cease to accrue a Return, and the A PECs shall no longer be deemed to be outstanding and all rights of the holders thereof (except the right to receive from the Company the Redemption Price) shall cease. Upon the Redemption Date, specified for redemption in any such notice, the payment of the Redemption Price by the Company shall become payable. Surrender of the A PECs shall be made at the registered office of the Company.
       Upon surrender in accordance with said notice of the A PECs so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Company shall so require and the notice shall so state), such A PECs shall be redeemed by the Company at the Redemption Price as aforesaid;

(b) any Return, any Unpaid Return or any other amount due and not paid on the Redemption Date will accrue interest at the Applicable Rate beginning on and including the Redemption Date.
4	Withholding Taxes

All payments on the A PECs shall be made free and clear of withholding taxes imposed by any taxing jurisdiction, unless the withholding of such tax is compelled by law. For purposes of this

Section 4, withholding taxes shall not include income taxes measured or imposed upon the net income of the holder.

5	Covenants

After the Date of Issuance and for so long as the A PECs are outstanding, the Company will not, without the written consent of the holders of the A PECs, issue any shares of capital stock having, upon or following the Liquidation of the Company, any right to payment ranking prior or equal to the payment in full of the Nominal Amount on the A PECs to the holders.

6	Default

6.1	Each of the following events shall constitute an “Event of Default”:
(a)	the Company shall fail to pay the full amount of any Return, as to which the requirements of section 2.1 have been met, on the applicable Payment Date or fail to make any payments required under Section 3 and such failure continues for five Business Days following the date on which the holder of record gives notice of such failure to the Company; or

(b)	except as expressly permitted herein, the Company shall:
(i)	be dissolved or liquidated;

(ii)	become insolvent or unable to pay its debts as they become due; or

(iii)	institute or have instituted against it a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under bankruptcy or insolvency law, and in the case any such proceeding or petition instituted or presented against it, such proceeding or petition:
(A)	results in a judgement of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(B)	is not dismissed, discharged, stayed or restrained in each case within 90 days of the institution or presentation thereof.
6.2	The Company shall promptly notify the holders of the A PECs if an Event of Default occurs.

7	Registration of the A PECs; Transfer Restrictions; Issuance and Exchange of PEC Certificates; Loss of PEC Certificates

7.1	The A PECs shall be issued only in registered form, and the name and address of the holder of each certificate representing the A PECs shall be entered into the A PEC Register by the Company. Except as expressly required by law, the Person in whose name the A PEC stand in the A PEC Register shall be deemed to be the full and undivided owner and record holder thereof for all purposes.

7.2	Upon request of the holder of record of the A PECs, the Company shall, at the cost of such holder, issue a certificate evidencing one or more A PECs. In case such certificate evidences more than one A PEC, the Company shall upon request of the holder of record replace, at the cost of such holder, such certificate by new certificates evidencing one or more A PECs.

7.3	Each holder of record shall promptly notify the Company of any mutilation, loss, theft, or destruction of any certificate or certificates evidencing the A PECs of which it is the record holder. The Company may, in its discretion, issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon satisfactory proof of such mutilation, loss, theft or destruction.

8	General Terms and Conditions of A PECs

8.1	Ranking

Subject to the terms and conditions hereof, the A PECs shall, with respect to payment rights, which includes the Return, redemption and rights on liquidation, winding up and dissolution, rank prior to all Subordinated Securities but the obligations in respect of the A PEC shalls, except for any other Class of Preferred Equity Certificates issued by the Company at present or in the future which shall rank pari passu with the A PEC’s, rank subordinate to all other present and future obligations of the Company whether secured or unsecured.

8.2	Convertibility

The A PECs shall not be convertible into any other security issued by the Company.

8.3	Voting Rights

The holders of record of the A PECs shall not be entitled to any voting rights in respect of the Company by reason of their ownership of the A PECs.

8.4	Non recourse

Notwithstanding any provision of these Terms and Conditions, the obligations of the Company hereunder to make payments to the holders of the A PECs are, at any time of determination, limited to the lesser of the Nominal Amount and the Available Amount. The Available Amount shall, subject to any other provision of this A PEC, at all times be limited to the income the Company has received from its Investment up to and including the date of its Liquidation and the value of the Investment on that date. On a liquidation of the Company, in the event that the Nominal Amount exceeds the Available Amount, the right of any person to claim payment in respect the Excess shall be extinguished. No party will, at any time, have recourse to, or make demand or initiate proceedings against, the Company in respect of the Excess. The Company shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this clause.

9	Miscellaneous

9.1	Governing Law

These Terms and Conditions of the A PECs shall be governed by and shall be construed in accordance with the laws of Luxembourg and the Company and the holders of the A PECs accepting these terms and conditions hereby submit to the non-exclusive jurisdiction of the Courts of Luxembourg with respect to any suit, action or proceeding relating hereto.

EXECUTED AS AN AGREEMENT

SIGNED by	)
for and on behalf of	)
Macquarie Luxembourg Water Sarl	)
/s/ Jim Craig
	)	Authorised Signatory
)
)
)
/s/ Annabelle Helps
	)	Authorised Signatory
)

SIGNED by	)
for and on behalf of	)
South East Water LLC	)
/s/ Peter Stokes
	)	Authorised Signatory
)
)
)

	)	Authorised Signatory
)

Terms and Conditions of
Class B Preferred Equity
Certificates
Dated 22 December, 2004
Macquarie Luxembourg Water Sarl (1)
South East Water LLC (2)

TABLE OF CONTENTS

AUTHORISATION FOR PREFERRED EQUITY CERTIFICATES	1
TERMS AND CONDITIONS	1
1 Definitions	1
2 Return	4
3 Redemption	4
4 Withholding Taxes	6
5 Covenants	6
6 Default	6
7 Registration of the B PECs; Transfer Restrictions; Issuance and Exchange of B PEC Certificates; Loss of B PEC Certificates	6
8 General Terms and Conditions of B PECs	7
9 Miscellaneous	7

DATE	December 22, 2004
PARTIES
MACQUARIE LUXEMBOURG WATER Sarl., a private limited liability company, incorporated under the laws of Luxembourg, whose registered office is at 5, rue Guillaume, BP 2501, L-1025 Luxembourg (the “Company”); and
SOUTH EAST WATER LLC, whose principal executive office is at 600 Fifth Avenue, 21st Floor, New York, New York 10020 (“SEW LLC”).
AUTHORISATION FOR PREFERRED EQUITY CERTIFICATES
The board of managers of the Company has authorised the issuance of 9,712,500 Class B Preferred Equity Certificates (collectively the “B PECs” and individually, a “B PEC”) to SEW LLC, having an aggregate par value of £9,712,500 in respect of making debt investments in infrastructure and related assets located in European EOCD countries. The PECs shall be denominated in British Pounds upon issuance thereof. Each B PEC shall be issued in registered form.
TERMS AND CONDITIONS
1	Definitions
As used in these Terms and Conditions, the following terms shall have the following meaning:

Accrual Period	shall mean each period from, and including, one Payment Date to, but excluding, the next following Payment Date, except for the initial Accrual Period that will commence on, and include, the Date of Issuance. If the B PECs are redeemed under any provision of Section 3, the Accrual Period, with respect to the B PECs redeemed, shall mean the period from and including the Payment Date immediately preceding the date of redemption of the B PECs to but excluding the date of redemption;

Annual Payment Date	shall mean each twelve-month anniversary after the initial Payment Date;

Applicable Rate	shall mean the rate of return equal to the 12 month EURIBOR rate at the Date of Issuance of the B PECs plus 200 basis points for each Accrual Period;

Available Amount	shall mean the amount available to make payments to the holders of the B PECs;

B PECs	shall mean the PECs issued, or to be issued, by the Company under this Agreement;

1

B PEC Register	shall mean the register and transfer book maintained by the Company for the B PECs;

Business Day	shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Luxembourg and London are required or authorised to remain closed;

Company	Macquarie Luxembourg Water Sarl, a private limited liability company, incorporated under the laws of Luxembourg, whose registered office is at 5, rue Guillaume, BP 2501, L-1025 Luxembourg;

Company’s Income	shall mean all income and realised gains received by the Company from its Investment during the Accrual Period, less the Costs;

Costs	shall mean all costs and expenses incurred by the Company during the Accrual Period that are economically attributable to the Investment. Such Costs will not include the Return paid or accrued during such Accrual Period on the B PECs, nor income taxes imposed by the Grand-Duchy of Luxembourg or any sub-division, municipality or local authority thereof;

Date of Issuance	shall mean the date as of which the B PECs are issued;

Excess	shall mean the amount with which the Nominal Amount exceeds the Available Amount;

Excluded Return	for any given period means the total amount of return excluded from such period by reason of the limitations set forth in Section 2.2;

Initial Accrual Period	shall mean the period from and including the Date of Issuance up to but excluding the Initial Payment Date;

Initial Payment Date	shall mean 31 March 2005;

Insolvent	shall mean the situation where the aggregate amount of the Company’s obligations, determined in accordance with generally accepted accounting principles as in effect in Luxembourg, exceeds the fair market value of the Company’s assets. The B PECs and any Class of preferred equity certificates that will be issued after this date will be regarded as obligations of the Company for the purpose of computing the Company’s insolvency;

Intermediary Payment Date	shall mean any date determined at the discretion of the Board of Directors of the Company.

Investment	shall mean the Company’s holding of an interest bearing loan receivable of £55,500,000 on Macquarie Water (UK) Limited as held at the Date of Issuance or to be increased or decreased by the Company thereafter;

2

Liquidation	shall mean the event of any voluntary or involuntary liquidation, bankruptcy, dissolution or winding up of the affairs of the Company;

Mandatory Redemption Date	shall mean the Payment Date nearest and prior to the 98th anniversary of the Date of Issuance;

Nominal Amount	shall mean the Par Value of any outstanding B PEC plus any Unpaid Return;

Par Value	shall mean £1.00 (one British Pound) with respect to each outstanding B PEC;

Payment Date	shall mean the Initial Payment Date, any Annual Payment Date, any Intermediary Payment Date and the Redemption Date. A reasonable amount of time will be granted to the board of managers of the Company after each Payment Date to determine the amount of Return payable for any Accrual Period;

PEC or PECs	shall mean individually or collectively the Preferred Equity Certificates issued or to be issued by the Company under the Terms and Conditions of Preferred Equity Certificates;

PEC Register	shall mean the register and transfer book maintained by the Company for the PECs;

Person	shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organisation or government (or any agency, instrumentality or political subdivision thereof);

Redemption Date	shall mean the date fixed for redemption of the B PECs;

Redemption Price	shall mean a value equal to the sum of (i) the Par Value for each outstanding B PEC that will be redeemed plus (ii) Unpaid Return accumulated through the Redemption Date;

Retained Earnings	shall mean the retained earnings of the Company determined on an unconsolidated basis in accordance with the generally accepted accounting principles as in effect in Luxembourg. However the Retained Earnings will be computed without taking into account the Unpaid Return on the B PECs;

Return	for any Accrual Period shall accrue on B PECs from the Date of Issuance to but not including the earlier of (i) the date on which all of the B PECs have been redeemed in whole or otherwise paid in full and (ii) the Payment Date nearest and prior to the Mandatory Redemption Date. Return will accrue for each Accrual Period, subject to the payment limitation of Section 2.2, in an amount equal to the sum of (a) the Excluded Return for then prior Accrual Period, (b) the Company’s Income during such Accrual Period minus the net required taxable profit to be reported by the Company in Luxembourg with respect to its

3

Investment during such Accrual Period. Such amount accrued at any time for all Accrual Periods since the Date of Issuance, whether or not declared, is herein called the “Return”.

Subordinated Securities	shall mean all shares of common stock, whether outstanding on the date hereof or issued in the future; and

Unpaid Return	shall be any amount of Return that has accrued but has not become payable pursuant to the payment limitations of Section 2.1.
2	Return

2.1	Return on the B PECs shall be payable on each Payment Date only if and to the extent
(a)	declared by the board of managers of the Company;

(b)	the Company is not immediately before and after given effect to such payment Insolvent;

(c)	that such payment, will not violate any covenant contained in or result in a default under any agreement or other financial obligation of the Company.
2.2	Each payment of Return on the B PECs shall be made by the Company directly to the holders of record as their names appear on the B PEC Register on the record date for such payment. The record date for such payment shall be the Business Day immediately preceding the applicable Payment Date or, if not paid on a Payment Date, the Business Day immediately preceding the actual payment date.

2.3	Each payment made with respect to a B PEC shall be by wire transfer to any account maintained by such holder with a bank identified by such holder in a written notice given to the Company not later than three Business Days prior to the relevant Payment Date.

3	Redemption

3.1	Mandatory Redemption

On the Mandatory Redemption Date, the Company shall redeem all (but not some) of the then outstanding B PECs at the Redemption Price provided that:
(a)	the Par Value of the B PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b)	the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.
The Redemption Price shall be paid to the holders of record on the Mandatory Redemption Date.

3.2	Redemption upon Liquidation of the Company

In the event of a Liquidation the holders of the B PECs shall be entitled to be paid the Redemption Price, in any event before any payment shall be made or any assets distributed to the holders of any Subordinated Securities, provided that:
(a)	the Par Value of the B PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b)	the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.

4

The Redemption Price shall be paid to the holders of record ultimately on the date on which the Liquidation of the Company shall be completed.

The board of managers of the Company shall not cause the shareholders of the Company to adopt a resolution to commence a voluntary Liquidation without the consent of the holders of the B PECs unless the Nominal Amount of the outstanding B PEC’s can be paid.

For purposes of this Section 3.2 neither the voluntary sale, conveyance, exchange or transfer (for cash, shares, stock, securities or other consideration) of all or substantially all the property or assets of the Company nor the consolidation or merger of the Company with one or more corporations shall be deemed to be a Liquidation unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a dissolution or winding up of the business of the Company.

3.3	Optional Redemption by the holders of B PECs

As of the date of an Event of Default (as defined in Section 6), any holder of B PECs shall be entitled, by notice in writing to the Company, to have the B PECs held by it redeemed at the Redemption Price, before any payment shall be made or any assets distributed to the holders of any Subordinated Securities, provided that:
(a)	the Par Value of the B PECs will be payable to the extent the Company will not be Insolvent after making such payment; and

(b)	the Unpaid Return will be payable only to the extent the Company will not be Insolvent after making such payment.
The Redemption Price shall be paid to the holders of record ultimately on the 15th day after the aforementioned notice has been received by the Company.

3.4	Redemption at the option of the Company

The Company may at any time on giving not less than 10 Business Days notice to the holder thereof, redeem the B PECs in whole or in part (but if in part only in whole multiples of £10,000) at par together with any accrued but unpaid Return thereon down to the date of redemption PROVIDED THAT simultaneously with such redemption the Company redeems an equal proportion of each of the other preferred equity certificates issued by it (including for the avoidance of doubt, any other preferred equity certificates issued to SEW LLC).

3.5	General

Redemption of the B PECs will be subject to the condition that:
(a)	from and after the Redemption Date, the B PECs shall cease to accrue a Return, and the B PECs shall no longer be deemed to be outstanding and all rights of the holders thereof (except the right to receive from the Company the Redemption Price) shall cease. Upon the Redemption Date, specified for redemption in any such notice, the payment of the Redemption Price by the Company shall become payable. Surrender of the B PECs shall be made at the registered office of the Company. Upon surrender in accordance with said notice of the B PECs so redeemed (properly endorsed or assigned for transfer, if the board of managers of the Company shall so require and the notice shall so state), such B PECs shall be redeemed by the Company at the Redemption Price as aforesaid;

(b)	any Par Value or any Unpaid Return payable pursuant to Section 3.1. to and including Section 3.3. but not paid on the Redemption Date will accrue interest at the Applicable Rate beginning on and including the Redemption Date.

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4	Withholding Taxes

All payments on the B PECs shall be made free and clear of withholding taxes imposed by any taxing jurisdiction, unless the withholding of such tax is compelled by law. For purposes of this Section 4, withholding taxes shall not include income taxes measured or imposed upon the net income of the holder.

5	Covenants

After the Date of Issuance and for so long as any B PECs are outstanding, the Company will not, without the written consent of the holders of the B PECs, issue any shares of capital stock having, upon or following the Liquidation of the Company, any right to payment ranking prior or equal to the payment in full of the Nominal Amount on each B PEC to the holders.

6	Default

6.1	Each of the following events shall constitute an “Event of Default”:
(a)	the Company fails to pay the full amount of any Return, as to which the requirements of Section 2.1 have been met, on the applicable Payment Date or fails to make any payments required under Section 3 and such failure continues for five Business Days following the date on which the holder of record gives notice of such failure to the Company; or

(b)	except as expressly permitted herein, the Company:
(i)	is dissolved or liquidated;

(ii)	becomes insolvent or unable to pay its debts as they become due; or

(iii)	institutes or has instituted against it a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under bankruptcy or insolvency law, and in the case any such proceeding or petition instituted or presented against it, such proceeding or petition:
(A)	results in a judgement of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(B)	is not dismissed, discharged, stayed or restrained in each case within 90 days of the institution or presentation thereof.
6.2	The Company shall promptly notify the holders of the B PECs if an Event of Default has occurred.

7	Registration of the B PECs; Transfer Restrictions; Issuance and Exchange of B PEC Certificates; Loss of B PEC Certificates

7.1	All B PECs shall be issued only in registered form, and the name and address of the holder of each certificate representing a B PEC shall be entered into the B PEC Register by the Company. Except as expressly required by law, the Person in whose name the B PECs stand in the B PEC Register shall be deemed to be the full and undivided owner and record holder thereof for all purposes.

7.2	Upon request of the holder of record of the B PECs, the Company shall, at the cost of such holder, issue a certificate evidencing one or more B PECs. In case such certificate evidences more than one B PEC, the Company shall upon request of the holder of record replace, at the cost of such holder, such certificate by new certificates evidencing one or more B PECs.

7.3	Each holder of record shall promptly notify the Company of any mutilation, loss, theft, or destruction of any certificate or certificates evidencing any B PECs of which it is the record holder.

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The Company may, in its discretion, issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon satisfactory proof of such mutilation, loss, theft or destruction.

7.4	The transfer of any B PEC is subject to the prior written consent of the Company.

8	General Terms and Conditions of B PECs

8.1	Ranking

Subject to the terms and conditions hereof, the B PECs shall, with respect to payment rights, which includes the Return, redemption and rights on liquidation, winding up and dissolution, rank prior to all Subordinated Securities but the obligations in respect of the B PECs shall, except for any other class of preferred equity certificates issued by the Company at present or in the future which shall rank pari passu with the B PEC’s, rank subordinate to all other present and future obligations of the Company whether secured or unsecured.

8.2	Convertibility

The B PECs shall not be convertible into any other security issued by the Company.

8.3	Voting Rights.

The holders of record of the B PECs shall not be entitled to any voting rights in respect of the Company by reason of their ownership of the B PECs.

8.4	Non recourse

Notwithstanding any provision of these Terms and Conditions, the obligations of the Company hereunder to make payments to the holders of the B PECs are, at any time of determination, limited to the lesser of the Nominal Amount and the Available Amount. The Available Amount shall, subject to any other provision of this B PEC, at all times be limited to the income the Company has received from its Investment up to and including the date of its Liquidation and the value of the Investment on that date. On a liquidation of the Company, in the event that the Nominal Amount exceeds the Available Amount, the right of any person to claim payment in respect the Excess shall be extinguished. No party will, at any time, have recourse to, or make demand or initiate proceedings against, the Company in respect of the Excess. The Company shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this clause.

9	Miscellaneous

9.1	Governing Law

These Terms and Conditions of the B PECs are governed by, and shall be construed in accordance with, the laws of Luxembourg and the Company and any holders of the B PECs accepting these terms and conditions hereby submit to the non-exclusive jurisdiction of the courts of Luxembourg with respect to any suit, action or proceeding relating hereto.

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EXECUTED AS AN AGREEMENT

SIGNED by	)
for and on behalf of
Macquarie Luxembourg Water Sarl	)	/s/ Jim Craig

	)	Authorised signatory
)
)
	)	/s/ Annabelle Helps

	)	Authorised signatory
)

SIGNED by	)
for and on behalf of	)	/s/ Peter Stokes

South East Water LLC	)	Authorised signatory
)
)
)

	)	Authorised signatory
)

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